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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                November 19, 2001
                Date of Report (Date of Earliest Event Reported)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
             (as Sponsor of Sequoia Mortgage Trust 5, the Issuer of
                Collateralized Mortgage Bonds under an Indenture
                          dated as of October 1, 2001)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


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
                   Delaware                                 333-22681                           91-1771827
                   --------                                 ---------                           ----------
(State or Other Jurisdiction of Incorporation)       (Commission File Number)      (I.R.S. Employer Identification No.)
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             591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. OTHER EVENTS

        Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized Mortgage Bonds issued by Sequoia Mortgage Trust 5 (the "Bonds").

        The following exhibit which relates specifically to the Bonds is included with this Current Report:


Item 7(c).    Exhibits
              --------

                10.1 Monthly Payment Date Statement relating to the distribution to Bondholders, November 19, 2001.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 24, 2001



                                        SEQUOIA MORTGAGE FUNDING CORPORATION


                                        By: /s/ Harold F. Zagunis
                                            ----------------------------------
                                            Harold F. Zagunis
                                            Chief Financial Officer,
                                            Treasurer and Secretary


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                                  EXHIBIT INDEX


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
Exhibit Number                                                                  Page Number
--------------                                                                  -----------
10.1    Monthly Payment Date Statement relating to the distribution to
        Bondholders, November 19, 2001.................................              5
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